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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                                        38-3214743
(STATE OR OTHER JURISDICTION                           (I.R.S. EMPLOYER
     OF INCORPORATION)                               IDENTIFICATION NUMBER)

                                   000-21407
                            (COMMISSION FILE NUMBER)



        1305 STEPHENSON HIGHWAY
               TROY, MI                                      48083
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         On March 20, 2002, the registrant issued the press release attached hereto as Exhibit 99.1 announcing the approval of its Disclosure Statement by the United States Bankruptcy Court for the District of Delaware in Wilmington. A copy of the approved Disclosure Statement, including Exhibit A, the First Amended Joint Plan of Reorganization of Lason, Inc. and its Subsidiary Debtors, and all of the other Exhibits thereto (other than Exhibits C and E, the historical financial statements and the liquidation analysis, respectively, which are identical to those previously included in registrant's Form 8-K filing on February 25, 2002) is attached hereto as Exhibit 99.2.

         The Disclosure Statement outlines the proposed capital structure and business operations for the reorganized company, as well as the treatment of registrant's various creditors and other parties in interest. In particular, as disclosed in the Disclosure Statement, all shares of registrant's currently issued Common Stock will be cancelled with current shareholders receiving no distribution. The Disclosure Statement also provides that the reorganized company will issue new Common Stock for its unsecured creditors on a pro rata basis as detailed in the Disclosure Statement. The foregoing summary does not purport to be complete and is qualified in its entirely by reference to the information contained in the Disclosure Statement.

         Statements in the Disclosure Statement that are not historical facts, including but not limited to registrant's plans, liquidity needs and expected future operations and results, constitute forward-looking statements. These forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are (i) that the information is of a preliminary nature and may be subject to further adjustment, (ii) variations in monthly results, (iii) the assimilation of acquisitions, (iv) the management of registrant's growth and expansion, (v) dependence on major customers, (vi) dependence on key personnel,
(vii) development by competitors of new or superior products or services, or entry into the market of new competitors, (viii) fluctuations in paper prices,
(ix) reliability of registrant's data, (x) changes in the business services outsourcing industry, (xi) significance of intangible assets, (xii) management's ability to successfully complete restructuring and repositioning initiatives and confirm a plan of reorganization, (xiii) any financial and legal effect of the class action litigation, and (xiv) other risks identified from time to time in registrant's reports and registration statements filed with the Securities and Exchange Commission. Registrant also references the qualifications and limitations set forth in the Disclosure Statement. Registrant undertakes no obligations to update or revise such forward-looking statements contained in the Disclosure Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     March 20, 2002 Press Release

         99.2     Disclosure Statement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2002               LASON, INC.
                                    (REGISTRANT)


                                    By:  /s/ Ronald D. Risher
                                         ---------------------------------------
                                         Ronald D. Risher,  President and CEO


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                                  EXHIBIT INDEX

Exhibit:                        Description:


99.1                            March 20, 2002 Press Release

99.2                            Disclosure Statement